EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of CompuMed, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The quarterly report for the quarter ended June 30, 2006 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John G. McLaughlin
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John G. McLaughlin
President and Chief Executive Officer
August 14, 2006

/s/ Phuong Dang
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Phuong Dang
Secretary, Controller
and Principal Financial Officer
August 14, 2006